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                                                                    EXHIBIT 10.2

                        REQUIRED REPAIR ESCROW AGREEMENT

     This Required Repair Escrow Agreement ("Escrow Agreement") is made as of the 1st day of January, 2006, by and among PLACE PROPERTIES, L.P., a Tennessee limited partnership and PLACE MEZZ BORROWER, LLC, a Delaware limited liability company (collectively, "Transferors"); EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Transferee"); and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

                                    RECITALS

     WHEREAS, Transferors and Transferee have entered into a certain Contribution Agreement dated September 14, 2005, as amended by First Amendment to Contribution Agreement dated December 28, 2005 (collectively, the "Contribution Agreement"); and

     WHEREAS, pursuant to the Contribution Agreement, on the date hereof Transferee has acquired all of the membership interests in the "Property Owners", as defined therein, and such Property Owners own the "Properties", as defined therein;

     WHEREAS, pursuant to the Contribution Agreement, Transferors agreed to complete, at their sole cost and expense, the "Required Repairs", as defined therein, to certain of the Properties;

     WHEREAS, pursuant to the Contribution Agreement, Transferors agreed to complete, at their sole cost and expense the capital improvements scheduled to be completed in 2005 at the Properties pursuant to the 2005 Capital Budget (the "Scheduled Capital Improvements"); and

     WHEREAS, the Required Repairs and the Scheduled Capital Improvements have been completed except for certain items at certain Properties described in Exhibit "A" attached hereto and made a part hereof (collectively, the "Repair Items") and Transferors and Transferee have requested Escrow Agent to receive funds to be held in escrow and applied to the cost of completing the Repair Items in accordance with this Escrow Agreement.

     NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the parties agree as follows:

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     1. ACCEPTANCE BY ESCROW AGENT. Escrow Agent hereby agrees to act as Escrow
Agent in accordance with the terms and conditions hereof.

     2. DEPOSIT OF FUNDS. On the date hereof Transferors shall deposit in escrow with Escrow Agent the amount of $603,065.00 (($320,000 x 120%) plus $219,065) to secure payment of the Repair Items (the "Escrow Fund"). Escrow Agent shall deposit such funds in a separate interest bearing account established solely for the purpose of holding the Escrow Fund. All interest shall be added to the Escrow Fund. Transferors will execute the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to this account prior to depositing such funds with Escrow Agent. Interest will accrue on said account at the rate provided by the institution in which the escrowed funds are deposited.

     All interest will accrue to and be reported to the Internal Revenue Service for the account of:

     Name:      Place Properties, L.P.
     Address:   3445 Peachtree Road, N.E., Suite 1400, Atlanta, Georgia
     Attention: CecilPhillips
     Phone:     (404) 495-7521
     Tax Identification No.: 58-2433009

     3. TRANSFERORS' WORK. Transferors, at their sole cost and expense, shall complete all of the Repair Items in a good workmanlike and lien free manner and in compliance with all applicable laws, rules and regulations on or before March 31, 2006, subject to extensions for any delays caused by force majeur events. Transferors shall endeavor in good faith to provide written notice of any force majeur delays to Transferee promptly after the occurrence thereof.

     4. DISBURSEMENT OF ESCROW FUND.

          On a monthly basis, upon completion of any portion of the Repair Items at any Project and the inspection and approval thereof by Transferee, not to be unreasonably withheld or delayed, Transferors shall provide to Escrow Agent and Transferee a written request for disbursement from the Escrow Funds ("Transferors' Disbursement Notice") which shall contain the following: (a) a statement of the amount of the requested Disbursement; (b) a certificate from the Transferors that such Repair Items which have been performed to date have been performed in a good workmanlike and lien free manner and in compliance with all applicable laws, rules and regulations; (c) to the


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extent such Repair Items have been completed, copies of all permits or approvals to the extent required from any governmental authority evidencing satisfactory completion of such Repair Items; (d) an interim lien waiver or a final completion affidavit and lien waiver, as applicable, from the contractor or contractors (each a "Contractor") as to all of such Repair Items; and (e) copies of the contractor's draw request(s) or invoices for the Repair Items so performed and, if completed, a certification from Transferors stating the total cost of such Repair Items; and (f) shall certify to Escrow Agent the date that Transferors delivered the aforesaid items to Transferee. Unless Transferee shall notify Escrow Agent in writing that it objects to such disbursement within five
(5) days of the certified date of delivery of Transferor's Disbursement Notice to Transferee and related documentation, Escrow Agent shall disburse to Transferors from the Escrow Fund the amount requested by Transferors in the Transferor's Disbursement Notice, provided that, in no event shall Escrow Agent be required to disburse any amount in excess of the amount of Escrow Funds then held by Escrow Agent. Upon completion of all Repair Items and submission of all documentation required herein and payment of all costs relating to the Repair Items pursuant to this Paragraph and/or Paragraph 5 below, the remaining balance of the Escrow Funds, if any, shall be disbursed to Transferors.

     5. TRANSFEREE'S RIGHT TO COMPLETE TRANSFERORS' WORK.

          In the event that Transferors have not fully completed any of the Repair Items on or before March 31, 2006, subject to extension for any delays caused by force majeur events as permitted above, then Transferee shall have the right at its option, to hire a contractor to complete such Repair Items not completed by Transferors and shall be entitled to receive reimbursement for the costs and expenses incurred by Transferee in connection with such work. In the event Transferee shall elect to complete any or all of such Repair Items, on a monthly basis, Transferee may submit to Escrow Agent and Transferors a written request for reimbursement of the costs and expenses incurred by Transferee in connection with its completion of any or all of such Repair Items (the "Transferee's Disbursement Notice") which shall contain the following: (a) a certificate stating that Transferee has notified Transferors of its election to complete the Repair Items; (b) a statement of the amount of the requested Disbursement; (c) a certificate of Transferee certifying as to the completion of such Repair Items, (d) an interim lien waiver or a final completion affidavit and lien waiver, as


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applicable, executed by Transferee's contractor for the Repair Items completed on behalf of Transferee, (e) copies of all permits or approvals to the extent required from any governmental authority evidencing satisfactory completion of the Repair Items, (f) copies of the contractor's draw request(s) or invoices for the Repair Items so completed and a certification from Transferee stating the total cost of such Repair Items; and (b) shall certify to Escrow Agent the date that Transferee delivered the aforesaid items to Transferors. Unless Transferors shall notify Escrow Agent in writing that they object to such disbursement within five (5) days of the certified delivery date of Transferee's Disbursement Notice and related documentation, Escrow Agent shall pay to Transferee the amount requested in the Transferee's Disbursement Notice, provided in no event shall Escrow Agent be required to disburse any amount in excess of the amount of Escrow Funds then held by Escrow Agent. Upon completion of all Repair Items and submission of all documentation required herein and payment of all costs relating to the Repair Items pursuant to this Paragraph and/or Paragraph 4 above, the remaining balance of the Escrow Funds, if any, shall be disbursed to Transferors.

     6. EXCULPATION OF ESCROW AGENT. In performing its duties hereunder, Escrow Agent, except for its gross negligence, willful misconduct or breach of its obligations under this Agreement, shall not incur any liability to anyone for any loss or damage resulting from any good faith act or forbearance of Escrow Agent, any default, error, action or omission of any party other than Escrow Agent, the lack of authenticity of any writing delivered to Escrow Agent or of any signature thereto or the lack of authority of the signatory to such writing, Escrow Agent's compliance with all attachments, writs, orders, judgments or other legal process issued out of any court, Escrow Agent's assertion or failure to assert any cause of action or defense in any judicial or administrative proceeding or any loss or damage which arises after the Escrow Amount has been disbursed in accordance with the terms of this Escrow Agreement.

     7. DISPUTES. In the event of a dispute between Transferors and Transferee sufficient, in the sole discretion of Escrow Agent, to justify it doing so, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction the Escrow Fund, together with such legal pleadings as it may deem appropriate, and thereon be discharged from all further duties and liabilities under this Escrow Agreement. Any such legal action may be brought in such court as


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Escrow Agent shall determine to have jurisdiction thereof. All fees and expenses of Escrow Agent relating to such interpleader shall be paid from the Escrow
Fund.

     8. INDEMNITY OF ESCROW AGENT. Transferors and Transferee hereby indemnify and hold harmless Escrow Agent from and against any and all losses, claims, damages, liabilities and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees actually incurred, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, unless arising from Escrow Agent's gross negligence, willful misconduct or breach of its obligations under this Agreement, including, without limitation, any litigation arising from this Escrow Agreement or involving the subject matter hereof.

     9. ESCROW FEES. Escrow Agent shall be entitled to receive a fee in the amount of $1,000.00 (the "Escrow Fee") for the services provided hereunder. The Escrow Fee shall be deducted from the Escrow Fund by the Escrow Agent at any time after the Escrow Fund is deposited with Escrow Agent.

     10. NOTICES. All notices, payments, demands or requests required or permitted to be given pursuant to this Escrow Agreement shall be in writing and shall be deemed to have been properly given or served and shall be deemed effective upon confirmed delivery, when sent by facsimile transmission or by private courier service for same day or overnight delivery. The time period in which a response to any notice, demand or request must be given shall commence on the date of actual receipt (or deemed receipt in the case of rejection or refusal to accept delivery pursuant to the following sentence) by the addressee thereof. Rejection or other refusal to accept delivery or inability to deliver because of changed address of which no notice has been given, shall constitute receipt of the notice, demand or request sent. Any such notice, demand or request shall be sent to the respective addresses set forth below:

TRANSFERORS:      Place Properties, LP
                  Place Mezz Borrower, LLC
                  3445 Peachtree Road, N.E.
                  Suite 1400
                  Attention: Cecil Phillips
                  Telephone No.: (404) 495-7521
                  Fax No.: (404) 495-7523


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With a copy to:   Smith, Gambrell & Russell, LLP
                  Suite 3100, Promenade II
                  1230 Peachtree Street, N.E.
                  Atlanta, GA 30309-3592
                  Attention: Malcolm D. Young, Jr.
                  Telephone No.: (404) 815-3774
                  Fax No.: (404) 685-7074

TRANSFEREE:       Education Realty Operating Partnership, LP
                  c/o Education Realty Trust, Inc.
                  530 Oak Court Drive, Suite 300
                  Memphis, Tennessee 38117
                  Attention: Paul Bower
                  Telephone No.: (901) 259-2500
                  Fax No.: (901) 259-2594

with a copy to:   Morris, Manning & Martin, LLP
                  1600 Atlanta Financial Center
                  3343 Peachtree Road, N.E.
                  Atlanta, Georgia 30326
                  Attention: Bruce A. Wobeck, Esq.
                  Telephone No.: (404) 504-7739
                  Fax No.: (404) 365-9532

To Escrow Agent:  Chicago Title Insurance Company
                  4170 Ashford Dunwoody Road, Suite 460
                  Atlanta, Georgia 30319
                  Attention: Paul Barbato
                  Telephone No.: (404) 303-6300
                  Fax No.: (404) 303-8484

     By notice in accordance with the above to all parties shown above, the parties hereto may designate from time to time a change of address for all such notices by providing to all other applicable parties at least ten (10) days prior notice of the changed address.

     11. SUCCESSORS AND ASSIGNS. This Escrow Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns.

     12. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.


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     13. COUNTERPARTS. This Escrow Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

     14. TIME OF ESSENCE. Time is of the essence of this Escrow Agreement.

     15. ENTIRE AGREEMENT. This Escrow Agreement contains the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior representations, agreements, and understandings, oral or written, relating to such subject matter. In the event of any conflict or inconsistency between the terms of this Escrow Agreement and any terms of the Contribution Agreement, the terms of this Escrow Agreement shall control. Each section, part, term, or provision of this Escrow Agreement shall be considered severable, and if for any reason any section, part, term, or provision herein is determined to be invalid and contrary to or in conflict with any existing or future law or regulation by a court or governmental agency having valid jurisdiction, such determination shall not impair the operation of or have any other affect on other sections, parts, terms, or provisions of this Escrow Agreement as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto, and said invalid sections, parts, terms, or provisions shall not be deemed to be a part of this Escrow Agreement.

     16. CAPTIONS. Captions, titles to sections, and paragraph headings used herein are for convenience of reference and shall not be deemed to limit or alter any provision hereof.

     17. ARBITRATION. Any dispute between the Transferors and Transferee with respect to this Agreement shall be subject to binding arbitration in accordance with Article 25 of that certain Master Lease Agreement dated of even date herewith made by and between Transferee, as Landlord, and Place Portfolio Lessee, LLC, as Tenant.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date set forth above.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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                                        TRANSFERORS:

                                        PLACE PROPERTIES, L.P., a Tennessee
                                        limited partnership

                                        By: Place Collegiate Properties Co., a
                                            Tennessee corporation, its general
                                            partner


                                        By: /s/ Cecil M. Phillips
                                            ------------------------------------
                                            Cecil M. Phillips, President


                                        PLACE MEZZ BORROWER, LLC, a Delaware
                                        limited liability company


                                        By: /s/ Cecil M. Phillips
                                            ------------------------------------
                                        Name: Cecil M. Phillips
                                              ----------------------------------
                                        Title: Manager
                                               ---------------------------------


                                        TRANSFEREE:

                                        EDUCATION REALTY OPERATING PARTNERSHIP,
                                        L.P., a Delaware limited partnership

                                        By: Education Realty OP GP, Inc., its
                                            General Partner


                                        By: /s/ Paul O. Bower
                                            ------------------------------------
                                        Name: Paul O. Bower
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------


                                        ESCROW AGENT:

                                        CHICAGO TITLE INSURANCE COMPANY


                                        By: /s/ Judy Stillings
                                            ------------------------------------
                                        Name: Judy Stillings
                                              ----------------------------------
                                        Title: Senior Transaction Coordinator
                                               ---------------------------------


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